Exhibit 99.1
Rating Agency Presentation May 2009 August 25, 2009

Corporate Overview infoGROUP is the leading provider of data driven and interactive resources that enables targeted sales, effective marketing and insightful research solutions. 2

Unparalleled Marketing and Sales Resources 4 million global customers have used infoGROUP's databases and services Only company to own a proprietary database of 205 million consumers and over 15.5 million U.S. and international businesses - all under one roof Powers the directory services of the top Internet traffic generating sites Digital and interactive footprint 3

Company Dynamics as of 6/30/09 Excluding Macro International 52% Revenue Share DATA GROUP SERVICES GROUP MARKET RESEARCH GROUP 28% Revenue Share 20% Revenue Share Provides sales leads and mailing lists to salespeople, small office/home offices, entrepreneurs, small and medium businesses and Fortune 2000 corporations for their sales and marketing efforts. These proprietary databases: Power the top 5 Internet search providers. Our points of interest are used on 90% of in-car navigation systems in North America. Provides customer database management, list brokerage services, list management, e-mail marketing services and catalog marketing services. Our data processing services enhances customer files. We'll add demographics to ensure the right people are receiving the right offer. We'll also correct wrong addresses, phone numbers, and more, so there is an immediate impact to the bottom line. We can also analyze the common traits of best customers. Provides insightful solutions for businesses around the globe and uncovers answers to issues worldwide. Our proven market research process helps businesses better understand the needs of their customers, employees and future clients. In addition, we partner with CNN on the CNN/Opinion Research Poll. 4

Historical Financial Results Excluding Macro International From 2004 through 2008 Net sales grew from $344.9 million in 2004 to $588.7 million in 2008 Adjusted EBITDA grew from $67.8 million in 2004 to $105.7 million in 2008 In millions $700 $600 $500 $400 $300 $200 $100 $0 2004 2005 2006 2007** 2008* $344.9 $383.2 $424.6 $534.8 $588.7 2004 2005 2006 2007** 2008* $67.8 $91.6 $92.2 $104.2 In millions $140 $120 $100 $80 $60 $40 $20 $0 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.34 $0.59 $0.61 $0.57 $0.57 Net Sales Consolidated Adjusted EBITDA and EPS EBITDA EPS $105.7 * 2008 is adjusted for $54.4M of restructuring, non-recurring and non-cash charges. ** 2007 is adjusted for $9.9M (revenue), $9.2M (operating income) in one-time revenue associated with the Naviant Inc. Litigation Settlement and $3M in charges related to the Derivative Litigation and Special Committee's investigation. 5

Q2 2009 vs. Q2 2008 Excluding Macro International In millions $700 $600 $500 $400 $300 $200 $100 $0 2Q08 2Q09 $148.5 $121.6 2Q08 2Q09 $24.9 $20.5 In millions $140 $120 $100 $80 $60 $40 $20 $0 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.14 $0.12 Net Sales Consolidated Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EPS* EBITDA EPS * Adjusted to exclude discontinued operations and certain restructuring, non-recurring and non-cash charges. Q2 2009 vs. Q2 2008 6

2009 vs. 2008 Excluding Macro International In millions $700 $600 $500 $400 $300 $200 $100 $0 2008 2009 $301.8 $249.1 2008 2009 $51.0 $39.6 In millions $140 $120 $100 $80 $60 $40 $20 $0 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.27 $0.21 Net Sales Consolidated Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EPS* EBITDA EPS * Adjusted to exclude discontinued operations and certain restructuring, non-recurring and non-cash charges. YTD June 30, 2009 vs. YTD June 30, 2008 7

Historical Financial Results as Adjusted Excluding Macro International Net sales (in thousands) Data Group Services Group Research Group Total Operating Income Net Earnings Earnings Per Share For the year ended December 31, 2008* 2007** $ 309,477 $ 320,656 163,308 136,783 115,901 77,432 $ 588,686 $ 534,780 71,366 71,398 32,300 31,641 $ 0.57 $ 0. 57 * 2008 is adjusted for $54.4M of restructuring, non-recurring and non-cash charges. ** 2007 is adjusted for $9.9M (revenue), $9.2M (operating income) in one-time revenue associated with the Naviant Inc. Litigation Settlement and $3M in charges related to the Derivative Litigation and Special Committee's investigation. 8

Evolving Our Strategy: Our Framework for Success 9

2009 Key Strategic Initiatives 10

Opportunities and Risks Cross Sell / Up Sell Digital & Interactive Migration Strategic Alliances Software as a Service Product Pipeline Cost Efficiency ^ "Low Hanging Fruit" ^ Rationalize Business ^ IT Driven Efficiencies Longer, deeper recession cycle Bank covenant exposure Overhang of founder's shares Opportunities Risks The whole is greater than the sum of the parts 11

infoGROUP Transformation Phase I Create financial stability Develop culture of: Continual Improvement Product Development & Enhancement Consistent "Go to Market" Strategy Cross Sell Institutionalize Decision Rights/Governance Phase II Growth Strategy Initiate Market Segment vs. Product Segment Leverage/Embrace Digital Movement Phase III Drive higher level Phase II actions International Extend and defend core business Build emerging businesses 12

13

Information Services Value Chain

The information and Marketing Services value chain continues to expand, providing numerous challenges and opportunities

	Customer/ Market Research	Data Acquisition	Data Enhancement	Processing	Output Delivery	Database Management	Data Analytics
Example Product & Services	• Profile analysis • Product/brand analysis • Market Research	• B2B data • B2B credit data • Consumer data • Demographics	• Overlaid buying behavior • Psychographics	• Merge Purge • NCOA • Do Not Mail	• Phone • Mail • E-mail • Text	• CRM Database • Marketing database • Loyalty programs	• Customer profitability & purchase propensity scores • Loyalty scores • Satisfaction analysis
*info*GROUP	• ORC • *info*USA	• *info*USA • OneSource • Services Group	• Donnelley • National Accounts • Services Group – DMI – Edith Roman	• *info*USA • Donnelley • Triplex • Services Group • National Accounts	• Yesmail • *info*USA • Services Group	• Donnelley • *info*USA • Services Group • Yesmail • National Accounts – MarketZone Gold – MarketZone Platinum	• Donnelley • National Accounts • Edith Roman • *info*USA • ORC

*info*GROUP™

Shifting Business Model Channel Target Offering Economic Context Offline ^ Online/Digital ^ Interactive SMB ^ SMB + Enterprise Products & Services ^ Integrating Solutions Boom ^ Bust 14

Industry Dynamics Technology changes and the macroeconomic environment are having the biggest change on the industry dynamics External Forces Industry Structure Competitive Behavior Technology is driving significant change Move to digital/electronic marketing for customer acquisition and retention E-mail/text addresses increasing Video marketing Greater demand for search engines On-line polling Digital/electronic instantaneous results Consumer spending down, causing decreased marketing spend Speed is becoming a key differentiator Changes have created multiple revenue and business models, increasing the level of management complexity Tried and true ways of direct marketing to acquire and retain customers less effective Increased demand for broader service capability Loyalty & marketing services On-line polling versus paper surveys in the mail Faster data collection and analysis of responses Data acquirers have consistently tried to move on the value chain, with varying results Companies have had to be aggressive in acquiring digital/electronic addresses Companies have invested heavily in data analytics 15

infoGROUP Strategic Marketing Frameworks Marketing Performance Marketing Strategy Customer Acquisition Customer Retention Integrated Marketing Frameworks 16

Acquisition Customer Profiling and Segmentation Proprietary Prospect Databases Data Hygiene and Append E-mail and Direct Mail Services Technology Driven Delivery Methods Retention Customer Satisfaction and Loyalty Response Analysis and Modeling ROI Measurement Identify New Growth Markets Cross-Sell & Up-Sell Opportunities Business Intelligence Customer Profiling and Segmentation Proprietary Prospect Databases Data Hygiene and Append E-mail and Direct Mail Services Technology Driven Delivery Methods Market Research Competitor Analysis New Product Ideation Develop and Refine Customer Strategies Multi-Channel Effectiveness Branding and Awareness Data Driven...Digital and Interactive Solutions 17

infoGROUP's Focus Focus on creating organic growth in core business Current strategic initiatives and cultural changes are moving us in the right direction More urgency with our remaining core businesses 1 Develop new interactive sales and marketing solutions for our clients 2 3 4 Cost savings initiative 5 18

Cost Savings Initiative During the earnings call in February, we promised $15 - $20 million in annualized cost savings in 2009 and the first half of 2010. During the earnings call in May, we gave an update on the initiative and projected to be at $18 - $19 million of annualized savings by the end of the second quarter. Cost Savings initiated in 2009 are now projected to have an annualized impact of $30 million. We will continue to deliver savings in the second half with the same rigor as the first. 19

Large, proprietary databases Large, diverse client base Broad product portfolio/digital presence Market research capabilities Attractive margins and cash flow Positioned to take advantage of potential growth opportunities infoGROUP possesses a tremendous set of assets with which to create enormous value in the information and marketing services industry sector Conclusion 20

Forward-Looking Statements Statements in this announcement other than historical data and information constitute forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. You can identify forward-looking statements by terminology such as "may," "will," "should," "could," "would," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continues" or the negative of these terms or other comparable terminology. The potential risks and uncertainties include, but are not limited to, recent changes in senior management, risks associated with litigation, the successful integration of recent and future acquisitions, fluctuations in operating results, failure to successfully carry out our Internet strategy or to grow our Internet revenue, effects of leverage, changes in technology and increased competition. More information about potential factors that could affect the company's business and financial results is included in the company's filings with the Securities and Exchange Commission. 21

22

Non-GAAP Information

In addition to disclosing results determined in accordance with generally accepted accounting principles, or GAAP, *info*GROUP also discloses the following non-GAAP measures: (1) earnings before interest expense, income taxes and depreciation and amortization, or EBITDA, (2) adjusted EBITDA excluding the effects of the non-recurring charges related to the Derivative Litigation, the Stipulation of Settlement, and the SEC investigation, restructuring costs, impairments and write-down of assets, litigation settlement charges, and non-cash stock compensation expense and (3) adjusted earnings (loss) per share excluding the effects of the non-recurring charges related to the Derivative Litigation, the Stipulation of Settlement and the SEC investigation, restructuring costs, impairments and write-down of assets, litigation settlement charges, and non-cash stock compensation expense.

Management believes EBITDA provides useful supplemental information to management and investors because management uses this information internally for evaluating the aggregate performance of the Company's operating businesses. In addition, EBITDA is commonly used as an analytical indicator within *info*GROUP's industry and is a component of the Company's financial covenant calculations under its credit facilities, subject to certain adjustments. Additionally, management excludes the effects of the non-recurring charges related to the Derivative Litigation, the Stipulation of Settlement and the SEC investigation and the restructuring costs, impairments and write-down of assets, litigation settlement charges, and non-cash stock compensation expense because such items resulted from events that are non-recurring and are not part of on-going operations. Management believes that adjusted earnings per share and adjusted EBITDA provide useful supplemental information to management and investors because they better reflect the Company's on-going performance and business operations during the periods presented and is more useful to investors for comparative purposes.

All companies do not calculate non-GAAP measures in the same manner and the non-GAAP financial measures presented in this press release may not be comparable to similar measures used by other companies. Non-GAAP measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of the Company's business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP as measures of the Company's profitability or liquidity.

The following provides a reconciliation from GAAP net income (loss) to non-GAAP EBITDA and non-GAAP adjusted EBITDA:

	2004	2005	2006	2007	2008	2Q08	2Q09	YTD 6/30/08	YTD 6/30/09
GAAP net income (loss)	$ 17,838	$ 31,507	$ 33,300	$ 40,942	$ 4,811	$ 4,337	$ 205	$ 10,938	$ (9,134)
(Income) loss from discontinued operations	-	-	(1,349)	(5,453)	(6,245)	(1,609)	(1,470)	(3,494)	7,142
Interest expense	9,137	11,552	11,410	20,976	18,141	3,709	2,160	9,096	5,406
Income taxes	10,934	17,659	19,939	22,294	412	1,585	(743)	4,475	(1,170)
Depreciation & amortization of operating assets	14,062	12,818	14,020	18,900	21,352	5,308	5,000	10,516	9,759
Amortization of intangible assets	15,875	18,098	14,909	12,771	12,864	3,306	2,839	6,511	5,773
Non-GAAP EBITDA	$ 67,846	$ 91,634	$ 92,229	110,430	51,335	16,636	7,991	38,042	17,776
Restructuring, non-recurring and non-cash charges				(6,207)	54,410	8,281	12,486	12,927	21,824
Adjusted non-GAAP EBITDA				$ 104,223	$ 105,745	$ 24,917	$ 20,477	$ 50,969	$ 39,600

Reconciliation From Reported to Adjusted For year ended For year ended For year ended For three months ended For three months ended For three months ended For six months ended For six months ended For six months ended December 31, December 31, December 31, June 30, June 30, June 30, June 30, June 30, June 30, 2008 2007 2009 2008 2009 2008 Net Sales $ 738,270 $ 688,773 Macro International (149,584) (144,070) Non-recurring income - (9,923) Net Sales, as adjusted $ 588,686 $ 534,780 Operating Income $ 28,184 $ 86,527 Macro International (11,228) (8,922) Non-recurring charges (income) 54,410 (6,207) Operating Income, as adjusted $ 71,366 $ 71,398 Net Earnings $ 4,811 $ 40,942 Macro International (6,245) (5,453) Non-recurring charges (income) 33,734 (3,848) Net Earnings, as adjusted $ 32,300 $ 31,641 Earnings Per Share $ 0.08 $ 0.73 $ - $ 0.08 $ (0.16) $ 0.19 Macro International (0.11) (0.10) (0.02) (0.03) 0.13 (0.06) Non-recurring charges (income) 0.60 (0.06) 0.14 0.09 0.24 0.14 Net Earnings, as adjusted $ 0.57 $ 0.57 $ 0.12 $ 0.14 $ 0.21 $ 0.27 Basic weighted average shares outstanding 56,760 55,809 57,570 56,798 57,220 56,632 Non-GAAP Information 23

Who to Call Contact Information: Lisa Olson Senior Vice President infoGROUP 5711 South 86th Circle Omaha, NE 68127 (402) 593-4541 lisa.olson@infogroup.com 24